UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2005

Hungarian Telephone and Cable Corp.

(Exact name of Registrant as specified in its charter)

Delaware	1-11484	13-3652685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Suite 3400 Seattle, WA	98101-3034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 654-0204

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

On March 3, 2005, Hungarian Telephone and Cable Corp. a Delaware corporation (“HTCC” or the “Registrant”), filed a Current Report on Form 8-K to report the acquisition of PanTel Rt., a Hungarian company (“PanTel”) by HTCC on February 28, 2005. As permitted under Item 9.01 of Form 8-K, HTCC previously indicated that it would file the financial statements and pro forma financial information required under Item 9.01(a) and 9.01(b) of Form 8-K no later than the date required. This amended Current Report on Form 8-K provides the required financial information and amends Item 9.01 of the Current Report on Form 8-K filed by HTCC on March 3, 2005.

(a) Financial Statements of Businesses Acquired

The following financial information is filed as Exhibit 99.1 in this amended Current Report.

(1) Independent Auditors’ Report

(2) Consolidated Audited Balance Sheets for PanTel Rt. and its subsidiaries as of December 31, 2003 and December 31, 2002.

(3) Consolidated Audited Statements of Operations for PanTel Rt. and its subsidiaries for the years ended December 31, 2003, December 31, 2002, and December 31, 2001

(4) Consolidated Audited Statements of Stockholders’ Equity for PanTel Rt. and its subsidiaries as of December 31, 2003 and December 31, 2002.

(5) Consolidated Audited Statements of Cash Flows for PanTel Rt. and its subsidiaries for the years ended December 31, 2003, December 31, 2002, and December 31, 2001

(6) Notes to Consolidated Audited Statements

The following financial information is filed as Exhibit 99.2 in this amended Current Report.

(7) Consolidated Unaudited Balance Sheet for PanTel Rt. and its subsidiaries as of June 30, 2004

(8) Consolidated Unaudited Statements of Operations for PanTel Rt. and its subsidiaries for the six month periods ended June 30, 2004 and June 30, 2003

2

(9) Consolidated Unaudited Statement of Stockholders’ Equity for PanTel Rt. and its subsidiaries as of June 30, 2004

(10) Consolidated Unaudited Statements of Cash Flows for PanTel Rt. and its subsidiaries for the six month periods ended June 30, 2004 and June 30, 2003

(11) Notes to Unaudited Financial Statements

(b) Pro Forma Financial Information

The following unaudited pro forma financial information is filed as Exhibit 99.3 in this amended Current Report.

(1) Unaudited Pro Forma Combined Condensed Balance Sheet of the Registrant and its consolidated subsidiaries and PanTel Rt. and its consolidated subsidiaries as of September 30, 2004

(2) Unaudited Pro Forma Combined Condensed Statement of Operations for the Registrant and its consolidated subsidiaries and PanTel Rt. and its consolidated subsidiaries for the nine month period ended September 30, 2004

(3) Unaudited Pro Forma Combined Condensed Statement of Operations for the Registrant and its consolidated subsidiaries and PanTel Rt. and its consolidated subsidiaries for the year ended December 31, 2003

(4) Notes to Unaudited Pro Forma Financial Information

(c) Exhibits

2.1	Framework Agreement among Hungarian Telephone and Cable Corp., Hungarotel Rt., KPN Telecom B.V. and Pansource B.V. dated May 4, 2004 (incorporated by reference to Exhibit 2.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004).

2.2	Agreement for the Sale and Purchase of a certain portion of the issued share capital of PanTel among Hungarian Telephone and Cable Corp., KFKI Investment Ltd. and PT Invest International LLC dated September 21, 2004 (incorporated by reference to Exhibit 2.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004).

2.3	Advice and Assistance Agreement among Hungarian Telephone and Cable Corp., KFKI Investment Kft., and PT Invest International LLC dated September 21, 2004 (incorporated by reference to Exhibit 2.3 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004).

3

2.4	Agreement for the Sale and Purchase of a certain portion of the issued share capital of PanTel between Hungarian
Telephone and Cable Corp. and MAV Rt. dated July 14, 2004 (incorporated by reference to Exhibit 2.4 to the Registrant’s
Quarterly Report on Form 10-Q for the quarter ended September 30, 2004).

23.1	Independent Auditors Consent (included in Exhibit 99.1)

99.1	Audited Financial Statements of PanTel Rt. and its subsidiaries

99.2	Unaudited Financial Statements of PanTel Rt. and its subsidiaries

99.3	Unaudited Pro forma Combined Condensed Financial Statements of the Registrant and its consolidated subsidiaries and PanTel Rt. and its consolidated subsidiaries

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUNGARIAN TELEPHONE AND CABLE CORP.

Date: March 29, 2005	By:	/s/ Peter T. Noone
Peter T. Noone
General Counsel

5

HUNGARIAN TELEPHONE AND CABLE CORP.

Index to Exhibits

Exhibit No.	Description
2.1	Framework Agreement among Hungarian Telephone and Cable Corp., Hungarotel Rt., KPN Telecom B.V. and Pansource B.V. dated May 4, 2004 (incorporated by reference to Exhibit 2.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004).

2.2	Agreement for the Sale and Purchase of a certain portion of the issued share capital of PanTel among Hungarian Telephone and Cable Corp., KFKI Investment Ltd. and PT Invest International LLC dated September 21, 2004 (incorporated by reference to Exhibit 2.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004).

2.3	Advice and Assistance Agreement among Hungarian Telephone and Cable Corp., KFKI Investment Kft., and PT Invest International LLC dated September 21, 2004 (incorporated by reference to Exhibit 2.3 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004).

2.4	Agreement for the Sale and Purchase of a certain portion of the issued share capital of PanTel between Hungarian Telephone and Cable Corp. and MAV Rt. dated July 14, 2004 (incorporated by reference to Exhibit 2.4 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004).

23.1	Independent Auditors Consent (included in Exhibit 99.1)

99.1	Audited Financial Statements of PanTel Rt. and its subsidiaries

99.2	Unaudited Financial Statements of PanTel Rt. and its subsidiaries

99.3	Unaudited Pro forma Combined Condensed Financial Statements of the Registrant and its consolidated subsidiaries and PanTel Rt. and its consolidated subsidiaries